VESSELS AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET	VESSELS AND EQUIPMENT, NET
Movements in the year ended December 31, 2021 summarized as follows:

(in thousands of $)	Cost	Accumulated Depreciation	Vessels and Equipment, net
Balance as of December 31, 2020	1,693,171	(452,473)	1,240,698
Depreciation	—	(97,022)	(97,022)
Vessel additions	519,181	—	519,181
Capital improvements	14,400	—	14,400
Transfer from associated companies	268,630	(7,079)	261,551
Vessel disposals	(68,107)	4,248	(63,859)
Reclassification from/(to) investments in sales-type/direct financing leases and leaseback assets	355,634	—	355,634
Balance as of December 31, 2021	2,782,909	(552,326)	2,230,583

During the year ended December 31, 2021, the Company purchased one 5,300 Twenty-foot Equivalent Unit ("TEU") container vessel, two 6,800 TEU container vessels, two 14,000 TEU container vessels, one Suezmax tanker and two LR2 product tankers for a total acquisition price of $519.2 million. Upon delivery, the vessels immediately commenced their long term charters.
During the year ended December 31, 2021, one drilling unit (West Linus), previously recorded as a direct financing lease, was reclassified to vessels and equipment at the carrying value of $355.6 million. The drilling unit is held by a wholly owned subsidiary of the Company (SFL Linus Ltd) and is leased to a subsidiary of Seadrill Limited (“Seadrill”), a related party. The reclassification occurred on March 9, 2021, following approval by the applicable bankruptcy court of the Interim Funding and Settlement Agreement signed between the Company and Seadrill, allowing Seadrill to pay reduced charter hire for West Linus during the interim period. The change in rate met the definition of a modification resulting in the lease being reclassified from a direct financing lease to an operating lease. (Refer to Note 17: Investment in Sales-Type Leases, Direct Financing Leases and Leaseback Assets and Note 18: Investment in Associated Companies).

In the year ended December 31, 2020, seven 4,100 TEU container vessels, previously recorded as operating lease assets, were reclassified as sales-type leases. The reclassification occurred as a result of amendments including extensions to the existing charter contracts. The cost and accumulated depreciation of the vessels reclassified from vessels and equipment to investment in sales-type leases were $87.6 million and $20.4 million, respectively. (Refer to Note 17: Investment in Sales-Type Leases, Direct Financing Leases and Leaseback Assets).

The capital improvements of $14.4 million (2020: $52.7 million) relate to exhaust gas cleaning systems ("EGCS" or "scrubbers") and ballast water treatment systems ("BWTS") installed on 10 vessels (2020: 16 vessels) during the year ended December 31, 2021. Advances paid in respect of vessel upgrades in relation to EGCS and BWTS were included within "other long-term assets", until such time as the equipment was installed on the vessels, at which point the amounts were transferred to "Vessels and equipment, net".

Total depreciation expense for vessels and equipment was $97.0 million for the year ended December 31, 2021 (2020: $71.3 million; 2019: $80.3 million).

In August 2021, the Company consolidated the wholly owned subsidiary owning the drilling unit West Hercules that was previously accounted for using the equity method of accounting. (Refer to Note 18: Investment in Associated Companies). As a result, the carrying value of the drilling unit of $261.6 million, was recognized in Vessels and Equipment, net.

In the year ended December 31, 2020, the Company consolidated the wholly owned subsidiary owning the drilling unit West Taurus that was previously accounted for using the equity method of accounting. (Refer to Note 18: Investment in Associated Companies). As a result, the entity has been consolidated in the financial statements and the carrying value of the drilling unit, of $258.1 million, was recognized in vessels and equipment, net. In September 2021, the rig was sold to a ship recycling facility in Turkey. During the year ended December 31, 2021, the Company recorded an impairment loss of $1.9 million (2020: $252.6 million) prior to disposal and a loss on sale of $0.6 million was recognized in the Consolidated Statement of Operations. (Refer to Note 8: Gain on Sale of Assets).

No impairment losses were recorded during the year ended December 31, 2021, other than the West Taurus impairment described above. In the year ended December 31, 2020, we recorded further impairment losses of $80.3 million against the carrying value of seven Handysize bulk carriers (2019: $55.5 million against the carrying value of four offshore support vessels and two feeder container vessels). The impairment charge arose in the year ended December 31, 2020, as a result of revised future cashflow estimates following uncertainty over future demand combined with negative implications for global trade of dry bulk commodities as a result of the COVID-19 outbreak.

During the year ended December 31, 2021, the Company entered into agreements to sell seven Handysize bulk carriers to an unrelated party based in Asia. The vessels were delivered to the buyer in the fourth quarter of 2021 and the Company recognized a net gain on disposal of $39.3 million. (Refer to Note 8: Gain on Sale of Assets).

During the year ended December 31, 2020, the Company sold five offshore support vessels and recorded a net gain of $0.9 million in connection with the disposals. (Refer to Note 8: Gain on Sale of Assets). Four of these vessels were accounted for as operating leases within Vessels and Equipment, net, and the other one was accounted for as a direct financing lease. (Refer to Note 17: Investment in Direct Financing, Sales-Type and Leaseback Assets). No vessel disposals took place in the year ended December 31, 2019.
In 2018, the Company had entered into a restructuring agreement with subsidiaries of Solstad, whereby the Company would receive 50% of the agreed charter hire for two of the offshore support vessels. All other contracted charter hire income earned from fixed assets and direct financing lease assets was to be deferred until the end of 2019. In April 2019, Solship announced that a Standstill Agreement had been entered into with, amongst others, the Company whereby 100% of charter hire for vessels on charter to Solship was to be deferred. Solship announced that the Standstill Agreement had been extended until March 31, 2020, subject to agreed milestones being met throughout the suspension period. During the year ended December 31, 2019, all the vessels were impaired as described above. In October 2020, Solstad held an extraordinary general meeting (“EGM”) to approve its proposed debt restructuring to partly compensate stakeholders for prior losses incurred in connection with their failure to meet obligations on certain loans and lease agreements. SFL received 4.4 million shares in Solstad and cash compensation of NOK10 million ($1.1 million) which is included in other financial items. The shares were subsequently sold by the Company and a gain on the sale of shares of $2.6 million was recorded in the Statement of Operations in the year ended December 31, 2020. (Refer to Note 11: Investment in Debt and Equity Securities).

Acquisitions, disposals and impairments in respect of vessels accounted for as sales-type leases, direct financing leases, leaseback assets and vessels under finance leases are discussed in Note 17: Investment in Sales-Type Leases, Direct Financing Leases and Leaseback Assets and Note 15: Vessels under Finance Lease, net.